1995


               ANNUAL MANAGEMENT INCENTIVE PROGRAM


                         USG CORPORATION



                             PURPOSE


To enhance USG Corporation's ability to attract, motivate, reward and retain key employees of the Corporation and its operating subsidiaries and to strengthen the existing mutuality of interest between such key employees and the Corporation's stockholders by offering such key employees, who discharge their accountabilities in a manner which makes a measurable contribution to the Corporation's earnings, incentive award opportunities.

                           INTRODUCTION


This Annual Management Incentive Program is in effect from
January 1, 1995 through December 31, 1995.


                           ELIGIBILITY


Individuals eligible for participation in this Program are those officers and other key employees occupying management positions having 775 or more points as determined by the Corporation's position evaluation system. Employees who participate in any other annual incentive program of the Corporation or any of its subsidiaries are not eligible to participate in this Program.


                              GOALS

For the 1995 Annual Management Incentive Program, goal income targets for USG Corporation, Subsidiaries and Profit Centers will be determined by the Compensation and Organization Committee after considering recommendations submitted from USG Corporation, Operating Subsidiaries and Profit Centers respectively. Additionally, Working Capital Management Targets will be established. Profit Center goals will be established which are consistent with Corporate and Operating Subsidiary goals. Except in the case of a Named Executive Officer (as defined in the Administrative Guidelines below), Profit Center goals may be adjusted by the Chairman & CEO of USG Corporation if business conditions or other significant unforeseen circumstances beyond the control of the Profit Center have a major impact on opportunity.

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                           AWARD VALUES

For the 1995 Annual Management Incentive Program, position par values are based on level of accountability and are expressed as a percent of approved position reference point (midpoint). Resulting award opportunities represent a fully competitive incentive opportunity for 100% (target) achievement of Corporate, Operating Subsidiary and/or Profit Center goals:


                                             POSITION PAR VALUE
USG CORPORATION
  Chairman & CEO - USG Corporation           65% of Reference Point
  President & COO - USG Corporation          55% of Reference Point


USG CORPORATION                              50% Of Reference Point
  Senior Vice President Worldwide Manufacturing & Technology
  Senior Vice President & General Counsel
  Senior Vice President & Chief Administrative Officer
  Senior Vice President & Chief Financial Officer


GROUP VICE PRESIDENT NORTH AMERICAN GYPSUM;
  PRESIDENT & CEO, U.S. GYPSUM COMPANY
GROUP VICE PRESIDENT WORLDWIDE CEILINGS & INTERNATIONAL;
  PRESIDENT & CEO, USG INTERIORS, INC
VICE PRESIDENT, USG CORPORATION;
  PRESIDENT & CEO, USG INTERNATIONAL, LTD.


USG CORPORATION & OPERATING SUBSIDIARIES     40% of Reference Point
  OFFICERS AND MANAGERS
  President & CEO, L&W Supply Corporation
  President & CEO, CGC, Inc.
  Executive Vice President & COO, U.S. Gypsum Company
   Vice President & Treasurer, USG Corporation;
      Vice President Finance, USG International, Ltd
  Vice President & Controller, Chief Financial Officer
      North American Gypsum Group, USG Corporation
  Vice President Research


  Executive Vice President, USG Interiors, Inc.   35% of Reference Point
  Associate General Counsel, USG Corporation
  Vice President Human Resources - Operations, USG Corporation


GENERAL MANAGERS (PROFIT CENTER HEADS)
  Sales of $50 Million and over              30% of Reference Point
  Sales Under $50 Million                    25% of Reference Point


USG CORPORATION, OPERATING SUBSIDIARIES & PROFIT CENTERS
  OFFICERS AND MANAGERS

  Position Reference Point: $149,520 and Over 30% of Reference Point Position Reference Point: $121,440 - $149,519 25% of Reference Point Position Reference Point: $108,360 - $121,439 20% of Reference Point Position Reference Point: $ 86,820 - $108,359 15% of Reference Point
  Position Reference Point: Below $86,820         10% of Reference Point


                              AWARDS


Incentive awards for all participants in the 1995 Annual
Management Incentive Program will be reviewed and approved by the Compensation and Organization Committee of the USG Corporation
Board of Directors.

For all participants, the annual incentive award opportunity is the annualized position reference point (midpoint) in effect at the beginning of the calendar year multiplied by the applicable position par value percent.

Incentive awards for 1995 will be based on

     - Goal income: (net sales less cost of sales and selling and administrative expenses) based on the Corporation's year-end financial statements.

     -    WORKING CAPITAL MANAGEMENT: average monthly Net Working
          Capital (net accounts receivable plus FIFO inventory minus accounts payable) as a percent of annual net sales.

     -    Personal Performance (except in the case of the nine
          (9) most senior executives whose awards are based solely on achievement of financial results).

     - Except in the case of a Named Executive Officer, other appropriate performance measures as approved by the Compensation and Organization Committee of the Board of Directors.

1. For participants to qualify for the USG Corporation segment of an award, USG Corporation must achieve 75% or higher of the Corporation's goal income target. For Subsidiary and Profit Center participants to qualify for the Subsidiary/ Profit Center segment of an incentive opportunity, the respective Subsidiary or Profit Center must achieve 75% or higher of its goal income target. The Compensation and Organization Committee may eliminate awards to any participant who fails to receive a personal performance rating of "Achieved Expectations" (85) or better under the Corporation's Performance Planning and Review system (PPR).

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2.   Once the threshold qualifiers for an incentive award are
     satisfied, basic incentive award amounts will be determined by Corporate performance achievement which meets or exceeds 75% of the Corporate goal income or by Subsidiary or Profit Center achievements which meet or exceed 75% of their respective goal income targets, according to the following schedule:

     Goal                         Goal Income Adjustment Factor
     Income                       For Corporate, Subsidiary or
     Achievement                  Profit Center Performance


     Below  75%                             0%
            75%                            50%
            80%                            60%
            90%                            80%
           100%                           100%
           110%                           120%
           120%                           140%
           140%                           180%
           150%                           200%

3. Basic incentive award amounts are adjusted to the extent that the percent of net working capital to net sales is reduced from the 1994 actual level. Each 0.1 reduction of the percentage will increase basic incentive awards by 2% of par according to the following schedule:

           Average Working Capital Percent of Net Sales
           Reduction in Percentage             Award


           0.0                              0%
           0.1                              2%
           0.5                             10%
           1.0                             20%
           2.0                             40%
           3.0                             60%
           4.0                             80%
           5.0                            100%

4. Except with respect to the nine (9) most senior executives, including the Named Executive Officers, whose awards are based solely on achievement of Goal Income and Working Capital Management Targets, incentive awards based upon achievement of Goal Income and adjusted for achievement of Working Capital Management Targets will be further adjusted based upon the eligible participants' individual Incentive Performance Rating derived from the accomplishment of incentive performance targets according to the following schedule:
           Individual             Personal Performance
           Incentive Rating       Adjustment Factor

           Distinguished                  105.0
                                          102.5
           Excellent                      100.0
                                           97.5
           Good                            95.0

     The maximum incentive award under this Program is 200% of par.

5. Basic incentive award opportunities and calculations of awards for participants will be based on the achievement of specific Corporate, Subsidiary and/or Profit Center goal income targets as displayed below or, except with respect to Named Executive Officers, as otherwise may be established subject to approval of the Chairman and CEO:

                                    Incentive Award
    Participants                    Opportunity/Calculation


    USG Corporation                  33 1/3% USG Corporation Performance
                                     33 1/3% North American Gypsum Performance
                                     33 1/3% Worldwide Ceilings Performance



    North American Gypsum

      Group VP, North American Gypsum;    33 1/3% USG Corporation Performance
        President & CEO, U.S. Gypsum Co   33 1/3% North American Gypsum
                                                   Performance
                                          33 1/3% Worldwide Ceilings Performance

      VP & Controller, CFO North American  25% USG Corporation Performance
        Gypsum Group, USG Corporation      50% North American Gypsum Performance
                                           25% Subsidiary Performance

      General Mgr - IGD                   20% North American Gypsum Performance
      General Mgr - Materials Division    30% Subsidiary Performance
      Profit Center Staff                 50% Profit Center/Division Performance
      VP & General Mgr, CGC, Inc
      (Subject to subsidiary discretion)

      President & CEO, CGC, Inc           20% USG Corporation Performance
      President & General Mgr, YPSA       30% North American Gypsum Performance
      U.S. Gypsum Staff                   50% Subsidiary Performance
      CGC, Inc Staff



    Worldwide Ceilings

      Group VP,                      33 1/3% USG Corporation Performance
        Worldwide Ceilings
           & International;          33 1/3% North American Gypsum Performance
        President & CEO, USG
           Interiors, Inc            33 1/3% Worldwide Ceilings Performance
      VP, USG Corporation;
        President & CEO, USG
        International, Ltd


      VP Pacific Rim &                    20% Worldwide Ceilings Performance
        General Mgr, Gypsum Fiberboard    30% Subsidiary Performance
        VP & Managing Director            50% Regional Performance

      USG Interiors, Inc Staff       20% USG Corporation Performance
      USG International, Ltd Staff   30% Worldwide Ceilings Performance
                                     50% Subsidiary Performance




    L&W Supply Corporation

      President & CEO                25% USG Corporation Performance
                                     50% North American Gypsum Performance
                                     25% Subsidiary Performance

      L&W Supply Corporation Staff   20% USG Corporation Performance
                                     30% North American Gypsum Performance
                                     50% Subsidiary Performance



6.  SPECIAL AWARDS

    In addition to the incentive opportunity provided by this Program, a special award may be recommended for any participant or non-participant, other than a Named Executive
    Officer, who has made an extraordinary contribution to the Corporation's welfare or earnings.

7.  STRATEGIC TARGETS

    In select cases, not including Named Executive Officers and other Corporate Officers and Subsidiary CEOs, where the participant can make an individual, measurable and quantifiable contribution which will have significant impact on the Corporation's financial performance and profitability, up to 25% of the position par or opportunity may be allocated to personal performance. Such allocations require approval of the Chief Executive Officer and Chief Operating Officer of USG Corporation at the beginning of the Program year.

    For Corporate, Subsidiary and Profit Center participants with a 25% strategic award allocation, the Incentive Award
    Opportunity/Calculation will be determined at the beginning of the Program year.

    The strategic award opportunity which is available for personal performance will be adjusted to the extent that actual performance exceeds or fails to meet the targeted goal.


                        GENERAL PROVISIONS


1. The Compensation and Organization Committee of USG Corporation's Board of Directors shall review and approve the awards recommended for officers and other employees who are eligible participants in the 1995 Annual Management Incentive Program. The Compensation and Organization Committee shall submit to the Board of Directors, for their ratification, a report of the awards for all eligible participants including corporate officers approved by the Committee in accordance with the provisions of the Program.
2. The Compensation and Organization Committee shall have full power to make the rules and regulations with respect to the determination of achievement of goals and the distribution of awards. No awards will be made until the Compensation and Organization Committee has certified goal achievement and applicable awards in writing.

3. The judgement of the Compensation and Organization Committee in construing this Program or any provisions thereof, or in making any decision hereunder, shall be final and conclusive and binding upon all employees of the Corporation and its subsidiaries whether or not selected as beneficiaries hereunder, and their heirs, executors, personal representatives and assigns.

4. Nothing herein contained shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Corporation or to remove the individual from the employment of the Corporation at any time, all of which rights and powers are expressly reserved.

5. No award will be paid to a Program participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies; except an award which would otherwise be payable based on goal achievement may be recommended in the event of retirement, disability or death or in the event the participant is discharged without cause from the employment of the company during the year.

6. The awards made to employees shall become a liability of the Corporation or the appropriate subsidiary as of December 31, 1995 and all payments to be made hereunder will be made as soon as practicable after said awards have been approved.


                    ADMINISTRATIVE GUIDELINES


1. Award values will be based on position reference points (midpoints) in effect for each qualifying position at the beginning of the year. Any change in duties, dimensions or responsibilities of a current position resulting in a new evaluation and an increase or decrease in reference points will be applied for Incentive Program purposes on a prorata basis with the respective reference point and par value to apply for the actual number of full months of service at each evaluation except for such a change with respect to a Named Executive Officer, in which case any change in reference points and par value, for any reason, shall not become effective until January 1 of the following year.

2. As provided by the Program, no award is to be paid any participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies. However, in the event an eligible participant with three (3) or more months of active service in the Program year subsequently retires, becomes disabled or dies, or is discharged from the employment of the Company without cause, the participant (or beneficiary) will receive an award which would otherwise be payable based on goal achievement, prorated for the actual months of active service during the year.

3. Employees participating in any other incentive or bonus program of the parent Corporation or a Subsidiary who are transferred during the year to a position covered by the Management Incentive Compensation Program (other than a Named Executive Officer) will be eligible to receive a potential award prorated for actual full months of service in the two positions with the respective incentive program and par values to apply. For example, a Marketing Manager promoted to Director, Marketing on August 1, will be eligible to receive a prorata award for seven months based on the Marketing Manager Plan provisions and values, and for five months under the Annual Incentive Program provisions and par values.

4. In the event of transfer of an employee (other than a Named Executive Officer) from an assignment which does not qualify for participation in any incentive or bonus plan to a position covered by the 1995 Annual Management Incentive Program, the employee is eligible to participate in the Annual Incentive Program with any potential award prorated for the actual months of service in the position covered by the Program during the year. A minimum of three months of service in the eligible position is required.

5. Participation during the current Program year for individuals employed from outside the Corporation is possible with any award to be prorated for actual full months of service in the eligible position. A minimum of three full months of service is required for award consideration.

6. Exceptions to established administrative guidelines can only be made by the Compensation and Organization Committee and only with respect to participants other than Named Executive
    Officers.

7. For purposes of this Program, a "NAMED EXECUTIVE OFFICER" will include any executive officer who is deemed a "named executive officer" for 1995 under Item 402 (a)(3) of Regulation S-K under the Securities Exchange Act of 1934 and was employed by the Corporation or a Subsidiary on the last day of the year.